Exhibit 10.3.f

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Amendment”) is entered into as of March 26, 2007, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“Luxco”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (together with Luxco, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (the “Subsidiary Guarantors”) listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”; and together with the Administrative Agent, the “Agents”, and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that the Agents and the Required Lenders agree to amend Section 6.10(d) of the Credit Agreement upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) Clause (d) of Section 6.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(d) Capital Expenditure Limit. Make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods; provided, that (i) the amount applicable to the period of April 1, 2007 to June 30, 2007 shall be increased by an amount equal to the excess, if any, of the amount for the period of January 1, 2007 to March 31, 2007 set forth below over the actual amount of Capital Expenditures made during the period of January 1, 2007 to March 31, 2007; and (ii) the amount applicable to the period of July 1, 2007 to September 30, 2007 shall be increased by an amount equal to the excess, if any, of the collective amounts for the periods of January 1, 2007 to

March 31, 2007 and April 1, 2007 to June 30, 2007 set forth below over the actual amount of Capital Expenditures made during the period of January 1, 2007 to June 30, 2007:

Period	Capital Expenditures
January 1, 2006 - September 30, 2006	$45,000,000
October 1, 2006 - December 31, 2006	$55,000,000
January 1, 2007 - March 31, 2007	$10,000,000
April 1, 2007 - June 30, 2007	$65,000,000
July 1, 2007 - September 30, 2007	$20,000,000

SECTION 2. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Amendment, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Amendment.

SECTION 3. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and the other agreements and documents executed in connection herewith.

SECTION 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission a signature page of this Amendment signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment.

SECTION 7. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 8. Effectiveness. This Amendment shall become effective at the time (the “Effective Date”) that duly executed signature pages for this Amendment signed by the Required Lenders and Loan Parties shall have been delivered to Administrative Agent.

*** Signature Pages Follow ***

IN WITNESS WHEREOF, this Sixth Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:	/s/ PHOKION POTAMIANOS

Name:

Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:	/s/ PHOKION POTAMIANOS

Name:

Title:

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:	/s/ ROBERT KRAKAUER

Name:

Title:

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a California corporation

By:	/s/ ROBERT KRAKAUER
Name:
Title:

MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company

By:	/s/ PHOKION POTAMIANOS
Name:
Title:

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381

By:	/s/ ROBERT KRAKAUER
Name:
Title:

MAGNACHIP SEMICONDUCTOR, INC., a Japanese company

By:	/s/ ROBERT KRAKAUER
Name:
Title:

For execution as a deed:

EXECUTED AS A DEED by	)

as duly appointed attorney	)

pursuant to a power of attorney	)

dated	)

for and on behalf of	)

MAGNACHIP SEMICONDUCTOR	)

LIMITED	)

in the presence of:	)

Witness:	Witness:

Name:	Name:

Address:	Address:

For execution otherwise than as a deed:

SIGNED by /S/ ROBERT KRAKAUER	)

as duly appointed attorney	)

pursuant to a power of attorney	)

dated	)

for and on behalf of	)

MAGNACHIP SEMICONDUCTOR	)

LIMITED	)

in the presence of:	)

Witness:	/S/ JOHN MCFARLAND
Name:	John McFarland
Address:	891 Daechi-dong, Gangnam-gu, Seoul, Korea

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

/S/ ROBERT KRAKAUER
[Name]
Date:

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:	/s/ ROBERT KRAKAUER
Name:
Title:

MAGNACHIP SEMICONDUCTOR B.V.

By:	/s/ ROBERT KRAKAUER
Name:
Title:

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a British Virgin Islands company

By:	/s/ JOHN MCFARLAND
Name:	John McFarland
Title:	Director

IC MEDIA INTERNATIONAL CORPORATION, a Cayman Islands Company

By:	/s/ JOHN MCFARLAND
Name:	John McFarland
Title:	Director

IC MEDIA TECHNOLOGY CORPORATION, a Taiwan Company

By:	/S/ JOHN MCFARLAND
Name:	John McFarland
Title:	Director

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:	/s/ RICHARD L. TAVROW

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ IRJA R. OTSA

Name:	Irja R. Otsa

Title:	Associate Director

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ RICHARD L. TAVROW

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ IRJA R. OTSA

Name:	Irja R. Otsa

Title:	Associate Director

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ RICHARD L. TAVROW

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ IRJA R. OTSA

Name:	Irja R. Otsa

Title:	Associate Director

KOREA EXCHANGE BANK

By:	/s/ IL-WON JOO
Name:	Il-Won Joo
Title:	Senior Relationship Manager

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.

By:	/S/ CARL CHO
Name:	Carl Cho
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/S/ JOHN KOWALCZAK
Name:	John Kowalczak
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/S/ SUSAN LEFEVRE
Name:	Susan LeFevre
Title:	Director
DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/S/ PAUL O’LEARY
Name:	Paul O’Leary
Title:	Vice President